EXHIBIT 31.1


                  CERTIFICATION PURSUANT TO 18 U.S.C. SS.1350,
                       AS ADOPTED PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002

         I, Eric F. Kohn, TD, as the President, Treasurer, and Chairman of Omninet International, Ltd. (the "Company") being the functional equivalent to the Chief Executive Officer and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act oF 2002, in connection with the Company's Form 20-F Annual Report for the fiscal year ended February 28, 2003 (the "Report") that:

         1.   I have reviewed this Report on Form 20-F;

         2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

         3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the company as of, and for, the periods presented in this report;

         4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d(f)) for the Company and have:

              (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the company, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this Report is being prepared;

              (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under my supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

              (c) Evaluated the effectiveness of the Company's disclosure controls and procedures and presented in this Report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

              (d) Disclosed in this report any change in the Company's internal control over financial reporting that occurred during the period covered by the Report that has materially affected, or is reasonably likely to materially affect, the company's internal control over financial reporting; and

         5. I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company's auditors and the audit committee of the company's board of directors (or persons performing the equivalent functions):

              (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the company's ability to record, process, summarize and report financial information; and

              (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the company's internal control over financial reporting.

    Dated:  September 29, 2003

                                              /s/ Eric F. Kohn, TD
                                           ------------------------------------
                                           Eric F. Kohn, TD,
                                           President, Treasurer, and Chairman of
                                           Omninet International Ltd.